UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 21, 2011

Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 530, Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

750 Battery Street, Suite 330, San Francisco CA 94111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into Material Definitive Agreement.

On December 21, 2011, Poniard Pharmaceuticals, Inc. (the “Company”) and Allozyne, Inc. (“Allozyne”) entered into an agreement (the “Merger Termination Agreement”) to mutually terminate the Agreement and Plan of Merger and Reorganization dated June 22, 2011 (the “Merger Agreement”). Consummation of the proposed merger was subject to a number of conditions, including approval for listing on The Nasdaq Capital Market of the common stock of the combined company resulting from the merger. The termination follows the parties’ determination that the common stock of the combined company will not qualify for listing on The Nasdaq Capital Market. Neither Poniard nor Allozyne will incur any termination fee to the other as a result of the termination of the Merger Agreement.

Copies of the Merger Agreement and the Merger Termination Agreement are included as Exhibits 2.1 and 2.2, respectively, to this Report and are incorporated herein by reference. The material terms and conditions of the Merger Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 27, 2011. A copy of the Company’s press release announcing that the termination of the Merger Agreement is attached as Exhibit 99.1 to this Report.

Item 1.02.	Termination of a Material Definitive Agreement.

Incorporated by reference to Item 1.01 above.

Section 8 – Other Information

Item 8.01.	Other Events.

Effective immediately, address of the Company’s principal executive offices has changed to:

300 Elliott Avenue West

Suite 530

Seattle, Washington 98119-4114

Section 9 – Other Information

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization by and between Poniard Pharmaceuticals, Inc., FV Acquisition Corp. and Allozyne, Inc., dated as of June 22, 2011 (incorporated by reference to Exhibit 2.1 to Poniard’s Current Report on Form 8-K filed with the SEC on June 27, 2011)

2.2	Merger Termination Agreement between Poniard Pharmaceuticals, Inc. and Allozyne, Inc. dated December 21, 2011

99.1	Press Release dated December 22, 2011

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: December 23, 2011	By:	/s/ Michael K. Jackson
Name: Michael K. Jackson
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization by and between Poniard Pharmaceuticals, Inc., FV Acquisition Corp. and Allozyne, Inc., dated as of June 22, 2011 (incorporated by reference to Exhibit 2.1 to Poniard’s Current Report on Form 8-K filed with the SEC on June 27, 2011)

2.2	Merger Termination Agreement between Poniard Pharmaceuticals, Inc. and Allozyne, Inc. dated December 21, 2011

99.1	Press Release dated December 22, 2011